UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT  TO  SECTION 13 OR  15(d) OF  THE

SECURITIES  EXCHANGE  ACT  OF  1934

Date of Report (Date of earliest event reported): April 17, 2012

TRIM HOLDING GROUP

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 891-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

{00241016. }

Item 5.02             Departure of Directors or Principal Officers; Election of Directors; Appointment of                                              Principal Officers

               Departure of Director

On April 17, 2012, Mr. Roger R. Schwartz resigned from his position as a director of Trim Holding Group (the “Company”), which resignation was effective on that date.  Mr. Schwartz’s resignation was not the result of any disagreement between the Company and him on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Trim Holding Group
(Registrant)

Date: April 18, 2012	By:	/S/ Louis Bertoli
Louis Bertoli President, Chief Executive Officer, Director and Chairman